                                                                   EXHIBIT 10.20

                                 THIRD AMENDMENT

         THIRD AMENDMENT, dated as of June 29, 2001 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability company organized under the laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower", and collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), BROTHERS INC., as sole advisor, LEHMAN BROTHERS INC. and FLEETBOSTON ROBERTSON STEPHENS INC., as co-arrangers and co-book managers in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

         WHEREAS, Holdings and the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment for the purpose of clarifying or confirming the interpretation of certain definitions relating to the various negative covenants set forth in Section 7 of the Credit Agreement and modifying the terms of one such negative covenant.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms.

         a) General. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

        (b) Amendment to Definitions. Section 1.1 of the Credit Agreement is hereby amended by modifying certain existing definitions contained therein, as follows:
            (i) by amending and restating the second proviso of the definition of "Consolidated EBITDA" appearing in the last six lines of such definition, so that such second proviso shall read as follows:

                "provided, further, that for purposes of computing the Consolidated Senior Leverage Ratio, Consolidated Leverage Ratio, Consolidated Fixed Charge

                Coverage Ratio and Consolidated Interest Coverage Ratio as at September 30, 2000, December 31, 2000, March 31, 2001, June 30,
                2001, September 30, 2001, December 31, 2001, March 31, 2002 and
                June 30, 2002, there shall be added to the calculation of Consolidated EBITDA for the actual or annualized four-quarter period measured as of each such date the amount of $8,000,000, $8,000,000, $8,000,000, $7,000,000, $6,000,000, $4,000,000,
                $2,000,000 and $1,000,000, respectively."

           (ii) by amending and restating in its entirety the definition of "Consolidated Interest Expense", so that such definition shall read as follows:

                " `Consolidated Interest Expense': Of any Person for any period, total interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers' acceptance financing and net costs of such Person under Hedge Agreements in respect of interest rates to the extent such net costs are applicable to such period in accordance with GAAP) and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money (but excluding the amortization of deferred financing fees to the extent that such amortization is otherwise included within interest expense in accordance with GAAP and excluding any fees paid pursuant to Section 2.11(e) or (f)), plus, in any event, any cash dividends paid during such period with respect to the cash PIK Preferred Stock, provided that for the purposes of calculating Consolidated Interest Expense of Holdings and its Subsidiaries for any period, Consolidated Interest Expense in respect of the principal amount of Indebtedness repaid with the proceeds of the Disposition of any Person disposed of by Holdings or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition occurred on the first day of such period)."

          (iii) by inserting in the definition of "Consolidated Tangible Net Worth" in the third line after the word "date" the following parenthetical clause:

                "(but including, for purposes of calculating Consolidated Tangible Net Worth and without reference to the treatment of such items under GAAP, (i) the stated liquidation amount of all outstanding PIK Preferred Stock, and (ii) members' interests in Holdings which are subject to "put" options or similar rights requiring redemption or repurchase by Holdings of such interests at the election of members, so long as such rights have not been exercised as of the date of such calculation),"

           (iv) by modifying clauses (f) and (g) in the definition of "Indebtedness", so that such clauses, as restated in their entirety, shall read as follows:

                "(f) all obligations of such Person as an account party or applicant for amounts drawn and outstanding under acceptance, letter of credit or similar facilities, (g) all obligations of such Person (to the extent fixed and without further contingencies) to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person,"; and

            (v) by inserting the definition of "Net Cash Proceeds" in the ninth line after the phrase "(other than any Lien pursuant to a Security Document)" the following:

                ", amounts applied to the repayment of Indebtedness permitted under Section 7.2(b) (but only in connection with the sales of Berkel USA, Inc., Berkel, Inc. and Salter Housewares, Inc.) which repayment amounts shall not exceed the Borrowing Base attributable to said Asset Sales"

           (vi) by inserting in the definition of "Obligations" in the eleventh line after the phrase "Letter of Credit" the following:

                "(to the extent any draw(s) thereunder are made and remain outstanding)".

         2. Amendment to Section 2.14(b) (Mandatory Prepayment and Commitment Reductions). Section 2.14(b)of the Credit Agreement is hereby amended by deleting the period at the end thereof and substituting a semi-colon therefore and adding a new clause as follows:

                "and provided further, that any proceeds in the form of cash or Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) received in connection with such Asset Sale, Purchase Price Refund or Recovery Event and applied to the repayment of Indebtedness permitted under Section 7.2(b) shall contemporaneously on such date be applied first to prepay the Revolving Credit Loans (subject to reborrowing in accordance with the terms and conditions hereof) and second to prepay the Term Loans."

         3. Amendment to Section 6.2 (Certificates; Other Information). Section
6.2 of the Credit Agreement is hereby amended by deleting Section 6.2(c) in its entirety and substituting the following paragraph (c) in lieu thereof, relettering the existing paragraph (h) as paragraph (k) and inserting new paragraphs (h), (i) and (j) all as follows:

                "(c) as soon as available, and in any event no later than the end of each fiscal year of Holdings, a detailed consolidated and consolidating budget for the following fiscal year (broken down on a consolidated basis by month) (including a projected consolidated and consolidating balance sheet of Holdings and its Subsidiaries as of the end of each monthly period for said fiscal year, and the related consolidated and consolidating statements of projected cash flow, projected changes in financial position, projected income, projected quarterly calculations for purposes of compliance with the Financial Condition Covenants contained in Section 7.1, and projected Borrowing Base and projected borrowing availability under the Revolving Credit Commitments), and, as soon as available, significant revisions, if any, of budget and projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall (i) be updated within 30 days after the end of each fiscal quarter (with such updated Projections broken down on a consolidated basis by quarter), with the first such updated Projections to (a) include the fiscal quarter ended June 30, 2001 and (b) be delivered on or before July 31, 2001 and (ii) in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

                (h) within 20 days after the end of each calendar month, a monthly written or oral progress report, with the first such report to be delivered on or before July 20, 2001 which reports shall (i) provide updates regarding (x) marketing and sales efforts in connection with the sale of Berkel, Inc., Salter Housewares, Inc. and any Property listed on Schedule 2.14(b), including projected and anticipated amounts of gross and net proceeds with respect to such sales, (y) ongoing integration and synergy realization efforts with respect to Holdings' acquisitions and (z) any significant changes to the consolidated business or financial condition of Holdings, (ii) be in form reasonably satisfactory to the Administrative Agent and,
            (iii) if such report is oral, be presented to the Lenders during normal business hours and scheduled with the Administrative Agent no later than five Business Days in advance of such presentation;

                (i) within 20 days after the end of each calendar month, a thirteen-week rolling cash flow forecast (the "Cash Flow Forecast"), with the first such Cash Flow Forecast to be delivered on or before July 20, 2001, which Cash Flow Forecasts shall detail all sources and uses of cash of Holdings and the Borrowers on a weekly basis and shall report any variances from the prior Cash Flow Forecast. The Cash Flow Forecasts shall be in form reasonably satisfactory to the Administrative Agent;

                (j) as soon as available, and in any event no later than five business days after the receipt by Holdings or its Subsidiaries of any cash, Cash Equivalents or Net Cash Proceeds from Any Asset Sale or Recovery Event, a report, in form reasonably satisfactory to the Administrative Agent and accompanied by a certificate of a Responsible Officer stating that such report is accurate in all material respects, setting forth (i) the amount of any cash or Cash Equivalent applied to the repayment of Indebtedness permitted under
            Section 7.2(b) and (ii) the Borrowing Base attributable to said Asset Sale or Recovery Event; and

         4. Amendment to Section 7.5 (Limitation on Disposition of Property).
Section 7.5 of the Credit Agreement is hereby amended by inserting in Section 7.5(f) after the phrase "(as a stock sale or asset sale) of" the words "Berkel USA, Inc.,".

         5. Amendment to Section 7.6 (Limitation on Restricted Payments).
Section 7.6 of the Credit Agreement is hereby amended by inserting a new Section 7.6(i), as follows:

                "(i) Avery India Limited, being a Foreign Subsidiary, may make
            Restricted Payments in the form of cash dividends payable on its capital stock held by Persons other than Holdings and its Subsidiaries, provided that cash dividends on the stock of Avery India Limited held by Holdings and its Subsidiaries are also concurrently paid at the same rate or on the same basis."

         6. Conditions to Effectiveness. The amendments provided for herein shall become effective on the date the Administrative Agent shall have received
(i) an executed counterpart of this Amendment from Holdings and the Borrowers,
(ii) executed Consent Letters (in the form attached hereto as Annex A) from the Required Lenders (or facsimile transmissions thereof) consenting to the execution of this Amendment by the Administrative Agent, (iii) Acknowledgement and Consents in the form attached hereto as Annex B, duly executed and delivered from each Guarantor, (iv) certified Projections for the fiscal year ended March 31, 2001 and (v) written evidence, in form reasonably satisfactory to the Administrative Agent, of (a) the amount of the gross proceeds anticipated from the upcoming sale of the Intec Property at Tame Bridge, Walsall, which is part of title number WM 719011, and the Sertec Property at Tame Bridge, Walsall, which is the whole of title number WM 719010 and (b) the aggregate amount of Dispositions for the current fiscal year of Holdings other than those permitted under clauses 7.5(a) though 7.5(f) of the Credit Agreement; provided, however, that upon the effectiveness of this Amendment, all of the amendments to the Credit Agreement provided for herein shall be deemed to be effective as of the Closing Date. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         7. Representations and Warranties. Holdings and the Borrowers, as of the date hereof and after giving effect to the amendments contained herein, hereby confirm, reaffirm and restate the representations and warranties made by them in Section 4 of the Credit Agreement, except to the extent any of such representations and warranties relate to a specific date, in which case such representations and warranties shall be deemed true and correct on and as of such date, and except for recent changes in the financial condition and results of operations of Holdings and its Subsidiaries, as reflected in financial information which has been furnished to each Agent and each Lender; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

         8. Valuation Advisor. Holdings and the Borrowers jointly and severally agree that in the event that the Administrative Agent determines to undertake an independent valuation of the consolidated enterprise value of Holdings and its Subsidiaries, which undertaking may be done or updated from time to time, Holdings and the Borrowers shall cooperate in all respects with any such valuation advisor selected by the Administrative Agent and shall pay or reimburse the Administrative Agent for all reasonable fees and out-of-pocket expenses incurred in connection therewith; provided, however, that the Administrative Agent may determine, in its sole and absolute discretion, as an alternative to the Administrative Agent's retention of its own valuation advisor, to utilize any separate written appraisal or valuation report prepared for Holdings by an independent valuation advisor, which appraisal or report shall expressly state that the Administrative Agent and the Lenders may rely thereon. Holdings and the Borrowers jointly and severally further agree to furnish the Administrative Agent with any written appraisal or valuation report received by Holding or the Borrowers with respect to the consolidated enterprise value of Holdings and its Subsidiaries, as soon as available and in any event within five business days of receipt by Holdings or Borrowers.

         9. Payment of Expenses. Holdings and the Borrowers jointly and severally agree to pay or reimburse the Agents for all of their out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agents. In furtherance of the provisions of this Section 8 and
Section 10.5 of the Credit Agreement, Holdings and the Borrowers jointly and severally agree to reimburse the Agents for all such costs, fees and expenses within 20 days of receipt of a written invoice for payment of the same.

         10. Report on Dispositions. Holdings and the Borrowers jointly and severally agree to furnish to the Administrative Agent as soon as available, and in any event no later than five Business Days after the effective date of this Amendment, written evidence, in form reasonably satisfactory to the Administrative Agent, of the amount of gross and net proceeds of all asset Dispositions from February 15, 2001 (the date of the Second Amendment to the Credit Agreement) to the date hereof, which evidence shall set forth on an itemized basis all expenditures from gross proceeds in excess of $25,000.

         11. Affirmative Covenants. Holdings and the Borrowers hereby expressly reaffirm each of the covenants made by them in Section 6 of the Credit Agreement, including without limitation, the covenants contained in Section 6.9 (Additional Collateral, etc.) and Section 6.10 (Further Assurances).

         12. Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in paragraph 3 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. For purposes of the Credit Agreement, all of the agreements of Holdings and the Borrowers contained in this Amendment shall be deemed to be, and shall be, agreements under the Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended or waived herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

        13. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective for all purposes hereof.

        14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (and not the law of conflicts) OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                 WEIGH-TRONIX, LLC


                                 By:  /s/ Donald J. MacKenzie
                                      -----------------------
                                      Name:  Donald J. MacKenzie
                                      Title:  Vice President and Chief Financial
                                              Officer


                                 SWT FINANCE B.V.


                                 By:  /s/ Donald J. MacKenzie
                                      -----------------------
                                      Name:  Donald J. MacKenzie
                                      Title: Vice President and Chief Financial
                                             Officer


                                 WEIGH-TRONIX CANADA, ULC


                                 By:  /s/ Donald J. MacKenzie
                                      -----------------------
                                      Name:  Donald J. MacKenzie
                                      Title:  Donald J. MacKenzie

                                 LEHMAN BROTHERS INC.,
                                 as sole advisor


                                 By:  /s/ G. Andrew Keith
                                      -------------------
                                      Name: G. Andrew Keith
                                      Title:  Senior Vice President

                                 LEHMAN COMMERCIAL PAPER INC.,
                                 as  Syndication Agent


                                 By:  /s/ G. Andrew Keith
                                      -------------------
                                      Name:  G. Andrew Keith
                                      Title:  Authorized Signatory

                                 FLEET NATIONAL BANK,
                                 as Administrative Agent,
                                 as Security Agent and as Fronting Lender


                                 By:  /s/ CB Moore
                                      ------------
                                      Name:  CB Moore
                                      Title:  Vice President

                                     ANNEX A
                                     -------

                              LENDER CONSENT LETTER

                               WEIGH-TRONIX, LLC,
                  SWT FINANCE B.V. and WEIGH-TRONIX CANADA, ULC

                                CREDIT AGREEMENT
                            DATED AS OF JUNE 13, 2000

To:      Fleet National Bank, as Administrative Agent
         100 Federal Street
         MA DE 10011B
         Boston, MA  02110

Ladies and Gentlemen:

         Reference is made to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as further amended and restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability company organized under the laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower", and collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as sole advisor, LEHMAN BROTHERS INC. and FLEETBOSTON ROBERTSON STEPHENS INC., as co-arrangers and co-book managers (in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

         Holdings and the Borrowers have requested that the Required Lenders amend certain provisions of the Credit Agreement on the terms described in the Third Amendment in the form attached hereto as Exhibit A (the "Amendment").

         Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

                                   Very truly yours,


                                   ------------------------------------------
                                   (NAME OF LENDER)


                                   By:_______________________________________
                                      Name:
                                      Title:
Dated as June __, 2001

                                     ANNEX B
                                     -------

                           ACKNOWLEDGEMENT AND CONSENT

         Reference is made to the Third Amendment, dated as of June 29, 2001 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability company organized under the laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower", and collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as sole advisor, LEHMAN BROTHERS INC. and FLEETBOSTON ROBERTSON STEPHENS INC., as co-arrangers and co-book managers (in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

         Each of the undersigned parties to the Guarantee and Collateral Agreement or the Foreign Guarantees, as the case may be, made by the undersigned in favor of Fleet National Bank, as Administrative Agent, for the benefit of the Lenders hereby (a) consents to the transactions contemplated by the Amendment to the Credit Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement, the Foreign Guarantee and the other Security Documents, as the case may be, are, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of June 29, 2001.

WEIGH-TRONIX, LLC                     BERKEL USA INC.


By: ______________________________    By: ______________________________
    Name:                                 Name:
    Title:                                Title:

WEIGH-TRONIX, INC.                    BERKEL INCORPORATED


By: ______________________________    By: ______________________________
    Name:                                 Name:
    Title:                                Title:

WEIGH-TRONIX, DELAWARE, INC.          BERKEL PRODUCTS CO., LIMITED


By: ______________________________    By: ______________________________
    Name:                                 Name:
    Title:                                Title:

WEIGH-TRONIX CANADA, ULC              MECMESIN, INC.


By: ______________________________    By: ______________________________
    Name:                                 Name:
    Title:                                Title:

SWT HOLDINGS B.V.                     AVERY BERKEL LIMITED


By: ______________________________    By: ______________________________
    Name:                                 Name:
    Title:                                Title:

                          FIRST AMENDMENT TO GUARANTEE
                          ----------------------------


         FIRST AMENDMENT, dated as of June 29, 2001 (this "First Amendment") to the Guarantee, dated as of February 15, 2001 (the "Guarantee"), made by Berkshire Fund IV, Limited Partnership and Berkshire Fund V, Limited Partnership (collectively, the "Guarantors"), in favor of FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") parties to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability company organized under the laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower", and collectively with the Borrower, the "Borrowers"), the Lenders, LEHMAN BROTHERS INC., as sole advisor, LEHMAN BROTHERS INC. and FLEETBOSTON ROBERTSON STEPHENS INC. , as co-arrangers and co-book managers (in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), the Administrative Agent and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

         WHEREAS, the Guarantors have previously executed and delivered the Guarantee to the Administrative Agent for the ratable benefit of the Lenders; and

         WHEREAS, the Guarantors have requested that certain provisions of the Guarantee be amended pursuant to this First Amendment, and have requested the consent of the Administrative Agent to such amendment.

         NOW, THEREFORE, in consideration of the premises, the Guarantors and the Administrative Agent hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         2. Amendment to Subsection 2(b) of Guarantee. Paragraph (b) of Section 2 of the Guarantee is hereby amended by adding at the end of such subsection the following additional sentence:

                "For the purposes of determining the Consolidated Senior Leverage Ratio under this paragraph (b) as at the end of the fiscal quarter of Holdings ending on March 31, 2001 (but not with respect to the determination of such ratio as of the end of any other fiscal quarter), Consolidated EBITDA for the relevant period shall be deemed to equal the sum of (i) Consolidated EBITDA (without giving effect to the second proviso in the definition thereof) for such fiscal quarter and for the two immediately prior fiscal quarters commencing after the Closing Date, multiplied by 4/3, and (ii) the relevant amount of the add-back for the fiscal quarter ending on March 31, 2001 as set forth in the second proviso to the definition of Consolidated EBITDA."

         3. Conditions to Effectiveness. The amendments provided for herein shall become effective on the date the Administrative Agent shall have received
(i) an executed counterpart of this First Amendment from the Guarantors and (ii) executed Consent Letters (in the form attached hereto as Annex A) from the Required Lenders (or facsimile transmissions thereof) consenting to the execution of this First Amendment by the Administrative Agent; provided, however, that upon the effectiveness of this First Amendment, all of the amendments to the Guarantee provided for herein shall be deemed to be effective as of the Closing Date. The execution and delivery of this First Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

         4. Guarantee Ratified and Confirmed; Effective Date. Except as set forth in Paragraph 2 hereinabove, all of the terms and conditions of the Guarantee shall remain in full force and effect and unaffected by this First Amendment, and are hereby ratified and confirmed. This First Amendment shall be deemed to be effective as of March 31, 2001.

         5. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                     BERKSHIRE FUND IV, LIMITED PARTNERSHIP

                                     By:  Fourth Berkshire Associates LLC,
                                          its General Partner

                                     By: /s/ David R. Peeler
                                         -------------------
                                         Name: David R. Peeler
                                         Title:  Managing Director

                                     Address for Notices:

                                     Berkshire Fund IV, Limited Partnership
                                     One Boston Place, 33rd Floor
                                     Boston, MA 02108
                                     Fax: (617) 227-6105


                                     BERKSHIRE FUND V, LIMITED PARTNERSHIP

                                     By:  Fifth Berkshire Associates LLC,
                                          its General Partner

                                     By: /s/ David R. Peeler
                                         -------------------
                                         Name: David R. Peeler
                                         Title: Managing Director

                                     Address for Notices:

                                     Berkshire Fund V, Limited Partnership
                                     One Boston Place, 33rd Floor
                                     Boston, MA 02108
                                     Fax: (617) 227-6105


The foregoing First Amendment to
Guarantee is hereby consented and
agreed to as of the date first above written.

FLEET NATIONAL BANK,
as Administrative Agent


By: /s/ CB Moore
    ------------
    Authorized Officer

                                    ANNEX A

                              LENDER CONSENT LETTER

                               WEIGH-TRONIX, LLC,
                  SWT FINANCE B.V. and WEIGH-TRONIX CANADA, ULC

                                    GUARANTEE
                          DATED AS OF FEBRUARY 15, 2001

To:      Fleet National Bank, as Administrative Agent
         100 Federal Street
         MA DE 10011B
         Boston, MA  02110

Ladies and Gentlemen:

         Reference is made to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as further amended and restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability company organized under the laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower", and collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as sole advisor, LEHMAN BROTHERS INC. and FLEETBOSTON ROBERTSON STEPHENS INC. , as co-arrangers and co-book managers (in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

         Berkshire Fund IV, Limited Partnership and Berkshire Fund V, Limited Partnership have requested that the Required Lenders amend certain provisions of the Guarantee on the terms described in the First Amendment in the form attached hereto as Exhibit A (the "Amendment").

         Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

                                     Very truly yours,


                                     ------------------------------------------
                                     (NAME OF LENDER)


                                     By:_______________________________________
                                        Name:
                                        Title:
Dated as June __, 2001